UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6575 West Loop South, Suite 500, Bellaire, TX	77401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 832-241-6330

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value per share	AETI	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 25, 2019, American Electric Technologies, Inc. (the “Company”) filed a current report on Form 8-K reporting that it received a $725,000 distribution from its Chinese joint venture, BOMAY. This Form 8-K/A is being filed to disclose that the Form 8-K filing constitutes soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Item 8.01 Other Events.

On June 25, 2019, American Electric Technologies, Inc. (the “Company”) issued a press release announcing the receipt of a distribution of $725,000 from its Chinese joint venture, Bomay Electric Industries Co., Ltd. (“BOMAY”) which resulted from earnings of BOMAY for the fiscal year ended December 31, 2018. A copy of the Company’s press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit

99.1	Press Release dated June 25, 2019 announcing receipt of distribution from BOMAY joint venture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: July 1, 2019	By:	/s/ Peter Menikoff
Peter Menikoff
Chief Executive Officer